NOTE 5 - ACQUISITIONS (Details)	12 Months Ended
Dec. 31, 2022
Details
Business Acquisition, Description of Acquired Entity	the Company entered into a Farmout Agreement and Conditional Lease Assignment, under the terms of which, we have acquired a 75% working interest, and 55.5% net revenue interest, in the C. W. Logsdon Lease, an 80-acre tract located in Andrews County, Texas. We acquired the interest from Aspen Energy Partners, LTD., a Florida limited partnership which holds the remaining 25% working interest. While the Company believes that there are Proved Undeveloped (“PUD”) drilling locations on this acreage, a full reserve analysis has not yet been completed and so the Company has treated this acreage as unproven property